2019 SECOND QUARTER RESULTS NASDAQ: FULT D ATA AS OF J UNE 3 0 , 2 0 1 9 U NLESS OTHERWISE NOTED

FORWARD-LOOKING STATEMENTS This presentation may contain forward-looking statements with respect to the Corporation’s financial condition, results of operations and business. Do not unduly rely on forward-looking statements. Forward-looking statements can be identified by the use of words such as "may," "should," "will," "could," "estimates," "predicts," "potential," "continue," "anticipates," "believes," "plans," "expects," "future," "intends," “projects,” the negative of these terms and other comparable terminology. These forward looking statements may include projections of, or guidance on, the Corporation’s future financial performance, expected levels of future expenses, anticipated growth strategies, descriptions of new business initiatives and anticipated trends in the Corporation’s business or financial results. Management’s 2019 Outlook contained herein is comprised of forward-looking statements. Forward-looking statements are neither historical facts, nor assurance of future performance. Instead, they are based on current beliefs, expectations and assumptions regarding the future of the Corporation’s business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the Corporation’s control, and actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not unduly rely on any of these forward-looking statements. Any forward-looking statement is based only on information currently available and speaks only as of the date when made. The Corporation undertakes no obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. A discussion of certain risks and uncertainties affecting the Corporation, and some of the factors that could cause the Corporation’s actual results to differ materially from those described in the forward-looking statements, can be found in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2018 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2019, which have been filed with the Securities and Exchange Commission and are available in the Investor Relations section of the Corporation’s website (www.fult.com) and on the Securities and Exchange Commission’s website (www.sec.gov). The Corporation uses certain non-GAAP financial measures in this presentation. These non-GAAP financial measures are reconciled to the most comparable GAAP measures at the end of this presentation. 2

SECOND QUARTER RESULTS Net income per diluted share: $0.35 in 2Q19, 6.1% increase from 1Q19 and 75.0% increase from 2Q18 Pre-Provision Net Revenue(1): $76.1 million, 3.2% increase from 1Q19 and 3.6% increase from 2Q18 Linked Quarter Loan and Core Deposit Growth: 0.8% increase in average loans, while average demand and savings deposits increased 0.2% Net Interest Income & Margin: Net interest income slightly higher than 1Q19, as the positive impacts of interest- earning asset growth and one additional day of interest were partially offset by a 5 basis point decrease in the net interest margin Non-Interest Income(2) & Non-Interest Expense: 16.0% increase in non-interest income and 4.6% increase in non- interest expense Asset Quality: 1.5% decrease in provision for credit losses Q2 Year-over-Year Loan and Core Deposit Growth: 3.4% increase in average loans and 4.4% increase in average demand and savings deposits Net Interest Income & Margin: 6.7% increase in net interest income, reflecting the impact of a 9 basis point increase in net interest margin and interest-earning asset growth Non-Interest Income(2) & Non-Interest Expense: 6.2% increase in non-interest income and 4.4% increase in non- interest expense Asset Quality: $27.0 million decrease in provision for credit losses, as 2Q18 included $36.8 million related to fraudulent activity committed by one commercial relationship (1) Non-GAAP financial measure. Please refer to the calculation and management’s reason for using the measure on the slide titled “Non-GAAP Reconciliation” at the end of this presentation. (2) Excluding investment securities gains. 3

INCOME STATEMENT SUMMARY Change from 2Q19 1Q19 2Q18 (dollars in thousands, except per-share data) Net Interest Income $ 164,544 $ 1,229 $ 8,477 Provision for Credit Losses 5,025 (75) (28,092) Non-Interest Income 54,139 7,453 5,049 Securities Gains 176 111 172 Non-Interest Expense 144,168 6,344 10,823 Income before Income Taxes 69,666 2,524 30,967 Income Taxes 9,887 (592) 6,385 Net Income $ 59,779 $ 3,116 $ 24,582 Net income per share (diluted) $ 0.35 $ 0.02 $ 0.15 ROA (1) 1.14% 0.03% 0.44% ROE (2) 10.42% 0.27% 4.14% ROE (tangible) (3) 13.60% 0.32% 5.37% Efficiency ratio (3) 64.2% 0.3% 0.9% (1) ROA is return an average assets determined by dividing net income for the period indicated by average assets, annualized. (2) ROE is return on average shareholders’ equity determined by dividing net income for the period indicated by average shareholders’ equity, annualized. (3) Non-GAAP financial measure. Please refer to the calculation and management’s reasons for using this measure on the slide titled “Non-GAAP Reconciliation” at the end of this presentation. 4

NET INTEREST INCOME AND MARGIN Net Interest Income & Net Interest Margin Average Interest-Earning Assets & Yields ($ IN MILLIONS) ($ IN BILLIONS) $20.0 4.35% 4.37% 5.00% 4.04% 4.13% 4.22% $170.0 3.90% 4.00% $164.5 $15.0 $162.9 $163.3 $15.9 $16.0 $16.2 $16.3 $160.1 3.80% $15.8 3.00% $10.0 $160.0 $156.1 2.00% 3.70% $5.0 ~ $730 1.00% million $150.0 $2.9 $3.1 $3.2 $3.1 $3.2 3.60% $- 0.00% 2Q18 3Q18 4Q18 1Q19 ~2Q19 $610 million $140.0 3.50% Securities & Other Loans Earning Asset Yield (FTE) 3.49% $130.0 3.44% 3.44% 3.40% Average Liabilities & Rates 3.42% 3.39% ($ IN BILLIONS) 3.30% $120.0 $20.0 5.00% 3.20% $2.0 $1.7 $1.5 $1.8 $2.0 4.00% $110.0 $15.0 3.10% 3.00% $10.0 $100.0 3.00% 2.00% 1.21% 1.29% 1.01% 1.10% 2Q18 3Q18 4Q18 1Q19 2Q19 $5.0 0.91% 1.00% Net Interest Income $15.5 $16.0 $16.4 $16.3 $16.4 Net Interest Margin (Fully-taxable equivalent basis, or FTE) $- 0.00% 2Q18 3Q18 4Q18 1Q19 2Q19 Deposits Borrowings Cost of Interest-bearing Liabilities 5

ASSET QUALITY ($ IN MILLIONS) Provision for Credit Losses Non-Performing Loans (NPLs) & NPLs to Loans $40.0 $160.0 $147.7 2.00% $139.7 $138.7 $33.1 $123.7 $120.1 $30.0 $120.0 1.50% $20.0 $80.0 1.00% 0.86% 0.85% 0.90% $40.0 0.78% 0.75% 0.50% $10.0 $8.2 $5.1 $5.0 $1.6 $0.0 0.00% $- 2Q18 3Q18 4Q18 1Q19 2Q19 2Q18(1) 3Q18 4Q18 1Q19 2Q19 NPL NPLs/Loans Net Charge-offs (NCOs) and NCOs to Average Loans Allowance for Credit Losses (Allowance) to NPLs & Loans 150.0% $39.9 $40.0 1.00% 140% 1.75% 1.01% 140.0% 137% $30.0 0.50% 0.17% 0.10% 130.0% $20.0 0.08% -0.04% 123% 1.25% 0.00% 121% 120% $10.0 $6.6 120.0% $4.1 $3.0 $(1.5) 1.08% -0.50% 1.07% 1.05% 1.05% 1.05% $- 2Q18(2) 3Q18 4Q18 1Q19 2Q19 110.0% 0.75% 2Q18 3Q18 4Q18 1Q19 2Q19 $(10.0) -1.00% NCOs/(recoveries) NCOs/Average Loans (annualized) Allowance/NPLs Allowance/Loans (1) Includes a $36.8 million provision for credit loss related to one commercial relationship recorded in 2Q18. (2) Includes a $33.9 million charge-off related to one commercial relationship incurred in 2Q18. 6

NON-INTEREST INCOME(1) Three months ended June 30, 2019 (percent of total non-interest income) 5% 2Q19 1Q19 Change 12% 23% (in thousands) n Wealth management $ 14,153 $ 13,239 $ 914 n Mortgage banking 6,593 4,772 1,821 n Consumer banking 12,367 11,377 990 ~ $730 26% n Commercial banking 18,442 million 14,763 3,679 34% n Other 2,584 2,535 49 ~ $610 $ 54,139 $ 46,686 million 7,453 Three months ended March 31, 2019 (percent of total non-interest income) Non-interest income increased $7.5 million, or 16.0%, from 1Q19 5% Consumer Banking Income 10% • Increases in overdraft fees and card income 25% Commercial Banking Income • Increase in commercial loan interest rate swap fees 32% • Increase in merchant and card income 28% • Increase in small business administration lending income (1) Excluding investment securities gains 7

NON-INTEREST EXPENSES Three months ended June 30, 2019 (percent of total non-interest expense) 2Q19 1Q19 Change 19% (in thousands) n Salaries and benefits $ 78,991 $ 77,757 $ 1,234 n Occupancy 14,469 12,909 1,560 8% n Data Processing and software 11,268 10,353 915 55% n Other outside services 11,259 8,352 2,907 8% n Other 28,181 28,453 (272) $144,168 $137,824 6,344 10% Three months ended March 31, 2019 (percent of total non-interest expense) Non-interest expenses increased $6.3 million, or 4.6%, from 1Q19 21% Charter consolidations expenses in 2Q19 were $5.1 million vs $1.5 million in 1Q19 (a $3.6 million increase): • $2.5 million in outside services • 6% $1.6 million of severance in salaries and benefits • $1.0 million in various other expense categories 8% 56% Other increases occurred in occupancy and marketing. Offsetting these increases was a decrease in professional fees. 9% 8

PROFITABILITY & CAPITAL ROA(1) ROE and ROE (tangible)(2) 1.40% 1.28% 16.00% 14.99% 1.12% 13.28% 13.60% 1.20% 1.11% 1.14% 13.17% 11.48% 1.00% 12.00% 10.10% 10.15% 10.42% 8.23% 0.80% 0.70% 8.00% 6.28% 0.60% 4.00% 0.40% 0.20% 0.00% 2Q18 3Q18 4Q18 1Q19 2Q19 0.00% 2Q18 3Q18 4Q18 1Q19 2Q19 ROE ROE (tangible) Tangible Common Equity Ratio(2) Net Income Per Diluted Share 12.0% $0.40 $0.37 $0.35 $0.35 $0.33 $0.33 8.7% 8.8% 8.5% 8.6% 8.5% $0.30 8.0% $0.25 $0.20 $0.20 4.0% $0.15 $0.10 $0.05 0.0% $- 2Q18 3Q18 4Q18 1Q19 2Q19 2Q18 3Q18 4Q18 1Q19 2Q19 (1) ROA is return an average assets determined by dividing net income for the period indicated by average assets, annualized. (2) Non-GAAP based financial measure. Please refer to the calculation and management’s reasons for using this measure on the slide titled “Non-GAAP Reconciliation” at the end of this presentation. 9

2019 OUTLOOK Changes from the outlook as of the end of the first quarter of 2019 have been underlined. • Loans & Deposits: Average annual loan and deposit growth rates in the low to mid single-digits • Net Interest Income: Mid single-digit growth rate • Net Interest Margin: An increase of 2 to 5 basis points over the full year 2019 vs. 2018 • Non-Interest Income: Mid single-digit growth rate • Non-Interest Expense: Excluding charter consolidation costs, low single-digit growth rate • Asset Quality: $3 million to $8 million provision for credit losses per quarter • Capital: Levels to remain consistent with December 31, 2018 • Effective Tax Rate: Anticipated to range between 14% and 16% 10

NON-GAAP RECONCILIATION

FULTON FINANCIAL CORPORATION

__Note__: The Corporation has presented the following non-GAAP (Generally Accepted Accounting Principles) financial measures because it believes that these measures provide useful and comparative information to assess trends in the Corporation's results of operations and financial condition. Presentation of these non-GAAP financial measures is consistent with how the Corporation evaluates its performance internally and these non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Corporation's industry. Investors should recognize that the Corporation's presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other companies. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures and the Corporation strongly encourages a review of its condensed consolidated financial statements in their entirety.

	Three Months Ended		
	Jun 30 2018	Mar 31 2019	Jun 30 2019
	(dollars in thousands)		
Efficiency ratio			
Non-interest expense	$ 133,345	$ 137,824	$ 144,168
Less: Intangible amortization	-	(107)	(107)
Less: Amortization of tax credit investments	(1,637)	(1,491)	(1,492)
Non-interest expense (numerator)	$ 131,708	$ 136,226	$ 142,569
Net interest income (fully taxable-equivalent)	$ 159,027	$ 166,565	$ 167,796
Plus: Total Non-interest income	49,094	46,751	54,315
Less: Investment securities gains	(4)	(65)	(176)
Net interest income (denominator)	$ 208,117	$ 213,251	$ 221,935
Efficiency ratio	63.3%	63.9%	64.2%

	Three Months Ended				
	Jun 30 2018	Sep 30 2018	Dec 31 2018	Mar 31 2019	Jun 30 2019
	(dollars in thousands)				
Return on Average Shareholders' Equity (ROE) (Tangible)					
Net income	$ 35,197	$ 65,633	$ 58,083	$ 56,663	$ 59,779
Plus: Intangible amortization, net of tax	-	-	-	85	85
Net income (numerator)	$ 35,197	$ 65,633	$ 58,083	$ 56,748	$ 59,864
Average shareholders' equity	$ 2,246,904	$ 2,269,093	$ 2,281,669	$ 2,265,097	$ 2,301,258
Less: Average goodwill and intangible assets	(531,556)	(531,556)	(531,556)	(531,767)	(535,301)
Average tangible shareholders' equity (denominator)	$ 1,715,348	$ 1,737,537	$ 1,750,113	$ 1,733,330	$ 1,765,957
Return on average shareholders' equity (tangible), annualized	8.23%	14.99%	13.17%	13.28%	13.60%

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NON-GAAP RECONCILIATION (CONTINUED) Jun 30 Sep 30 Dec 31 Mar 31 Jun 30 2018 2018 2018 2019 2019 Tangible Common Equity to Tangible Assets (TCE Ratio) (dollars in thousands) Shareholders' equity $ 2,245,785 $ 2,283,014 $ 2,247,573 $ 2,301,019 $ 2,308,798 Less: Intangible assets (531,556) (531,556) (531,556) (535,356) (535,249) Tangible shareholders' equity (numerator) $ 1,714,229 $ 1,751,458 $ 1,716,017 $ 1,765,663 $ 1,773,549 Total assets $ 20,172,539 $ 20,364,810 $ 20,682,152 $ 20,974,649 $ 21,308,670 Less: Intangible assets (531,556) (531,556) (531,556) (535,356) (535,249) Total tangible assets (denominator) $ 19,640,983 $ 19,833,254 $ 20,150,596 $ 20,439,293 $ 20,773,421 Tangible Common Equity to Tangible Assets 8.7% 8.8% 8.5% 8.6% 8.5% Three Months Ended Jun 30 Mar 31 Jun 30 2018 2019 2019 Pre-Provision Net Revenue (in thousands) Net interest income $ 156,067 $ 163,315 $ 164,544 Non-interest income 49,094 46,751 54,315 Less: Investment securities gains (4) (65) (176) Total Revenue $ 205,157 $ 210,001 $ 218,683 Non-interest expense $ 133,345 $ 137,824 $ 144,168 Less: Amortization of tax credit investments (1,637) (1,491) (1,492) Less: Intangible amortization - (107) (107) Total Non-interest expense $ 131,708 $ 136,226 $ 142,569 Pre-Provision Net Revenue $ 73,449 $ 73,775 $ 76,114 12

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